Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 5, 2023 (the “Ninth Amendment Effective Date”), by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation, as borrower (“Borrower”), HANCOCK WHITNEY BANK, a Mississippi state chartered bank, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the Lenders. Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement (defined below).

RECITALS

A. Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 9, 2017 (as amended, restated or supplemented, the “Credit Agreement”).

B. Borrower and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.
Amendments to Credit Agreement.
(c)
Section 1.1 of the Credit Agreement is hereby amended by amending and restating the defined terms “Revolving Committed Amount” and
“Revolving Credit Termination Date” in their entirety to read as follows:

“Revolving Committed Amount means (a) as to all Revolving Lenders, the aggregate amount set out for the Revolving Lenders on Schedule 1(a) (as such amount may be modified at any time or from time to time pursuant to the terms of this Agreement) and (b) as to any Revolving Lender, the amount set out opposite such Revolving Lender’s name on Schedule 1(a) as its Revolving Committed Amount (as such amount may be modified at any time or from time to time pursuant to the terms of this Agreement). The aggregate Revolving Committed Amount of all Revolving Lenders on the Ninth Amendment Effective Date is $10,000,000.

Revolving Credit Termination Date means the earliest to occur of (a) June 30, 2024, (b) the date of termination of the entire Revolving Commitment by Borrower pursuant to Section 2.7, or (c) the date of termination of the Revolving Commitment pursuant to Section 11.2.”

(d)
Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in its appropriate alphabetical order as follows:

“Ninth Amendment Effective Date means May 5, 2023.”

(e)
Schedule 1(a) to the Agreement is hereby deleted in its entirety and replaced with Schedule 1(a) attached to this Amendment.
2.
Conditions. This Amendment shall be effective as of the Ninth Amendment Effective Date once each of the following have been delivered to Administrative Agent:
(c)
this Amendment executed by Borrower, Administrative Agent, and the Lenders;

(d)
the Guarantors’ Consent and Agreement attached to this Amendment executed by Guarantors;
(e)
a replacement Revolving Credit Note by Borrower and payable to Hancock Whitney Bank in the Revolving Committed Amount (after giving effect to this Amendment);
(f)
an officer’s certificate of Borrower, certifying that (i) the resolutions of the Board of Directors of Borrower and each other Loan Party that is a legal entity approving the transactions contemplated by the Credit Agreement adopted by the Board of Directors electronically and certified by the Secretary of Borrower on February 28, 2020 are still in full force and effect and have not been repealed, amended or changed, (ii) the incumbency certificate of Borrower and each other Loan Party that is a legal entity has not changed since February 28, 2020, (iii) the representations and warranties of each Loan Party set forth in each Loan Document to which it is a party are true and correct in all material respects on and as of the Seventh Amendment Effective Date and (iv) no Default has occurred and is continuing;
(g)
such other documents as Administrative Agent may reasonably request; and
(h)
payment by Borrower of all agreed fees and expenses of Administrative Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby.
3.
Representations and Warranties. Borrower represents and warrants to Administrative Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) no changes have been made to Borrower’s Organizational Documents since the date of the certificate delivered in connection with the closing of the Credit Agreement (f) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (g) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (h) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Administrative Agent or any Lender is required for Administrative Agent and Lenders to rely on the representations and warranties in this Amendment.
4.
Scope of Amendment; Reaffirmation; RELEASE. All references to the Credit Agreement shall refer to the Credit Agreement as affected by this Amendment. Except as affected by this Amendment, the Loan Documents remain unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). BORROWER HEREBY RELEASES ADMINISTRATIVE AGENT AND LENDERS FROM ANY LIABILITY FOR ACTIONS OR OMISSIONS IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT.

5.
Miscellaneous.
(c)
No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s and Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
(d)
Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in Proper Form.
(e)
Headings. The headings and captions used in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment, the Credit Agreement, or any other Loan Document.
(f)
Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.
(g)
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
(h)
Multiple Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(i)
Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Louisiana law.
(j)
Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Administrative Agent, and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the immediately following pages.]

This Amendment is executed as of the date set out in the preamble to this Amendment but effective as of the Ninth Amendment Effective Date.

BORROWER:

GULF ISLAND FABRICATION, INC., a Louisiana corporation

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as Administrative Agent

By:/s/ Tommy D. Pitre

Name: Tommy D. Pitre

Title: Senior Vice President

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as sole Lender

By:/s/ Tommy D. Pitre

Name: Tommy D. Pitre

Title: Senior Vice President

GUARANTORS’ CONSENT AND AGREEMENT

TO

NINTH AMENDMENT TO CREDIT AGREEMENT

As an inducement to the Administrative Agent and each Lender to execute, and in consideration of the Administrative Agent and each Lender’s execution of, the Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of such undersigned under the Guaranty executed by such undersigned in connection with the Credit Agreement, or under any other Loan Documents executed by the undersigned to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of the Amendment, (b) it is in compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing. The undersigned hereby releases, discharges and acquits Administrative Agent and each Lender from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, and lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Guaranty prior to the date of the Amendment. This Guarantors’ Consent and Agreement shall be binding upon the undersigned, and its permitted assigns, if any, and shall inure to the benefit of the Administrative Agent, each Lender and their respective successors and assigns.

[Signature Page Follows]

GUARANTORS:

GULF ISLAND WORKS, LLC, a Louisiana limited liability company

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF ISLAND EPC, LLC, a Louisiana limited liability company

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., a Louisiana limited liability company

By: GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its sole member

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF MARINE FABRICATORS, L.P., a Texas limited partnership

By: GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its general partner

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF ISLAND, L.L.C., a Louisiana limited liability company

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF ISLAND RESOURCES, L.L.C., a Louisiana limited liability company

By: GULF ISLAND, L.L.C., a Louisiana limited liability company, its sole member

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF ISLAND SHIPYARDS, LLC, a Louisiana limited liability company

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

GULF ISLAND SERVICES, L.L.C., a Louisiana limited liability company

By: GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:/s/ Richard W. Heo

Name: Richard W. Heo

Title: President & CEO

SCHEDULE 1(a)

Lenders and Commitments

(As of the Ninth Amendment Effective Date)

Lender	Revolving Commitment	Revolving Commitment Percentage
Hancock Whitney Bank	$10,000,000	100%
Total	$10,000,000	100%